UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 20, 2005

                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)

        Delaware                File No. 000-50886            59-3778247
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                            Identification No.)

                         160 Great Portland Street
                       London W1W 5QA, United Kingdom
                 ------------------------------------------
            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 20, 2005, the Compensation Committee (the "COMMITTEE") of the Board of Directors of Telewest Global, Inc. (the "COMPANY") approved bonus payments to the Company's executive officers, other members of senior management and other employees with respect to the fiscal year of the Company ended December 31, 2004.

     Bonus targets for the 2004 fiscal year were based on the achievement of certain performance metrics, set out in the bonus plan approved by the board of the Company's predecessor, Telewest Communications plc (the "TELEWEST COMMUNICATIONS BOARD") and determined by the Telewest Communications Board to be indicative of the Company's overall performance. The Committee determined, based on a review of the above metrics, that, except where otherwise agreed, the bonuses awarded to the Company's named executive officers should be 108% of target bonus levels, which will result in bonus payments of 54% of each executive officer's current base salary. In general, 80% percent of each executive officer's bonus is to be paid in cash, and 20% of the bonus is to be paid in shares of restricted stock issued pursuant to the Telewest Global, Inc. 2004 Stock Incentive Plan that will vest after two years of continued employment with us.

     The Committee determined to award 60% of Mr. Tveter's bonus in cash and 40% in shares of restricted stock. The Committee determined to pay Mr. Elson's bonus, which was based on the terms of employment agreed by Mr. Elson and previously disclosed, entirely in cash. All of the foregoing restricted stock awards will be evidenced by the form of restricted stock agreement attached hereto as Exhibit 10.1.

     The following chart sets forth the amount of the foregoing bonuses paid to our executive officers:


                    NAME AND TITLE                               AMOUNT OF BONUS

Anthony (Cob) Stenham                                             GBP 243,000
Chairman of the Board of Directors

Barry Elson                                                       USD 200,000
Acting Chief Executive Officer

Eric J. Tveter                                                    USD 270,000
President and Chief Operating Officer

Neil Smith                                                        GBP 141,750
Vice President and Chief Financial Officer

Stephen Cook                                                      GBP 205,794
Vice President, Group Strategy Director and General Counsel


ITEM 9.01         EXHIBITS

Exhibit 10.1 Form of Restricted Stock Agreement under the Telewest Global, Inc. 2004 Stock Incentive Plan.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. TELEWEST GLOBAL, INC.

Dated:  January 26, 2005                     By:   /s/ Clive Burns
                                                -------------------------------
                                                Name:  Clive Burns
                                                Title: Company Secretary